Exhibit 10.9

Employee Stock Option Agreement between J. Philip Hester, Sr. and Chestatee Bancshares and Chestatee State Bank

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           CHESTATEE BANCSHARES, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


         THIS EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement"), made as of this 17th day of September, 2001 (the "Grant Date"), by and between CHESTATEE BANCSHARES, INC. (the "Company") and J. PHILIP HESTER (the "Employee" or "Optionee"). Capitalized terms not expressly defined in Section 13 hereinafter shall have the meaning set forth in the 2000 Employee Stock Option Plan.

                              W I T N E S S E T H:

         WHEREAS, in recognition of services performed and as an incentive in connection with the performance of future services as an employee of the Company, the Employee has been granted options to purchase shares of Company common stock, no par value per share (the "Stock"); and

         WHEREAS, the Company and Employee wish to confirm the terms and conditions of those options.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound agree as follows:

1.   Grant Of Option.

          1.1 Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date an Option to purchase Forty-Two Thousand (42,000) Shares at the Exercise Price of $8.00 per share, which Exercise Price is agreed to be at least 100% of the Average Market Price per Share on the Grant Date (110% of Average Market Price if
     Section 3.2 of the Plan applies). This Option is a Nonstatutory Option.

          1.2 Stock Plan and Defined Terms. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference.

          1.3 Coordination with Employment Agreement. The parties acknowledge that Optionee and the Company have entered into an Amended and Restated Employment Agreement dated September 17, 2001 (the "Employment Agreement"). Pursuant to the Employment Agreement prior to amendment Employee was granted options to acquire 8,000 shares of Company common stock effective December 31, 1999, and another 8,000 shares of Company common stock effective December 31, 2000 (the number of shares reflecting the stock split which occurred in 2000) (the "Prior Options"). Nothing herein shall affect the Prior Options and they shall continue to be controlled by the Employment Agreement; provided, however, that the Employee's right to any additional options pursuant to the Employment Agreement is terminated by the creation of this Agreement, including the right to receive the options that were not earned in 1999 and 2000 pursuant to the Employment Agreement that were subject to being earned at a later time.

2.   Right To Exercise.

     Unless otherwise provided herein, 14,000 of the Option Shares shall become exercisable on December 31, 2001, an additional 14,000 of the Option Shares (28,000 in the aggregate) shall become exercisable on December 31, 2002, and all of the Option Shares will become exercisable on December 31, 2003. Notwithstanding the foregoing, this Option shall become exercisable in full if the Company is subject to a Change in Control before the Optionee's Service terminates, or within three months following termination if termination is without Cause as defined in the Optionee's employment agreement.

3.       No Transfer Or Assignment Of Option.

     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

4.       Exercise Procedures.

          4.1 Notice of Exercise. The Optionee (or the Optionee's representative) may exercise this Option by giving written notice to the Company in the form set forth in the Notice of Exercise and Agreement Concerning Shares at Exhibit "A" attached hereto and made a part hereof. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this Option. The Optionee (or the Optionee's representative) shall deliver to the Company, at the time of giving the notice, payment in a form permissible under
     Section 5 for the full amount of the Purchase Price and any other payment as required under this Agreement.

          4.2 Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate to be deposited in escrow or delivered to or upon the order of the person exercising this Option.

          4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

5.       Payment For Stock.

          5.1 Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

          5.2 Surrender of Stock. With the consent of the Board of Directors, all or part of the Purchase Price may be paid by the surrender of Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price of a share of Stock on the date of exercise of this Option which, together with any amount paid in another form permissible under this
     Section 5, is equal to the Purchase Price. The Optionee shall not surrender Shares in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

          5.3 Promissory Note. With the consent of the Board of Directors, all or part of the Purchase Price may be paid with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          5.4 Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

          5.5 This Option shall in any event expire on the Expiration Date, which date is 10 years after the Grant Date.

          5.6 Termination of Service (Except by Death). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               5.6.1 The Expiration Date determined pursuant to Section 6.1 above;

               5.6.2 The date six months after the termination of the Optionee's Service for any reason other than Cause or Disability;

               5.6.3 The date one month after the termination of the Optionee's Service for Cause, or such later date as the Board of Directors may determine; or

               5.6.4 The date 12 months after the termination of the Optionee's Service by reason of Disability.

          The Optionee may exercise all or part of this Option at any time before the Expiration Date or other termination provided in this Section 6.2, but only to the extent that this Option had become exercisable pursuant to the provisions of Section 2 hereof. Except with respect to a Change in Control following termination of service as described in Section 2, when the Optionee's Service terminates, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this Option had become exercisable before the Optionee's Service terminated.

          5.7 Death of the Optionee. If the Optionee dies while in Service, then this Option shall expire on the earlier of the following dates:

               5.7.1 The Expiration Date determined pursuant to Subsection 6.1 above; or

               5.7.2 The date 12 months after the Optionee's death, or such later date as the Board of Directors may determine.

          All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this Option had become exercisable before the Optionee's death. When the Optionee dies, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable and with respect to any Restricted Shares.

          5.8 Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

6.   Legality Of Initial Issuance.

     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

          6.1 It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

          6.2 The issuance and delivery of Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts and the rules and regulations promulgated thereunder.

          6.3 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

          6.4 Any other applicable provision of state or federal law has been satisfied.

7.   No Registration Rights.

     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares by Optionee to comply with any law.

8.   Restrictions On Transfer.

          8.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          8.2 Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 9.2. This
     Section 9.2 shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Section
     9.2 only if the directors and officers of the Company are subject to similar arrangements.

          8.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

          8.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, as set forth in the form of Notice of Exercise and Agreement Concerning Shares at Exhibit "A", and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          8.5 Legends. Certificates evidencing the stock to be distributed pursuant to the Agreement shall, to the extent appropriate at the time, have noted conspicuously on the certificates a legend to the following effect, which is intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in the Plan and this Agreement:

               8.5.1 That the securities evidenced by the certificate were issued in accordance with the provisions of the Plan and this Agreement and are subject to the provisions thereof and may not be sold or transferred except in compliance with said provisions, in a legend stating substantially as follows:

               THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN PLAN AND AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH PLAN AND AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

               8.5.2 That the securities evidenced by the certificate were issued without registration under the Securities Act, or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the Securities Act or any applicable State Acts, and that the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Company, the sale or transfer would be: (i) pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption form registration; and (ii) a transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State Acts, in a legend stating substantially as follows:

               THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN PLAN AND AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

               8.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

               8.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this
          Section 10 shall be conclusive and binding on the Optionee and all other persons.

9.    Adjustment Of Shares.

     In the event of any transaction described in Section 7.1 of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 7.1 of the Plan. In the event that the Company is a party to a merger or consolidation, this Option shall be subject to the agreement of merger or consolidation, as provided in Section 7.2 of the Plan.

10.   Miscellaneous Provisions.

          10.1 Rights as a Shareholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

          10.2 No Retention Rights. Nothing in this Option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

          10.3 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

          10.4 Entire Agreement. This Agreement, Exhibit A and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

          10.5 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, as such laws are applied to contracts entered into and performed in such State.

11.  Definitions.

          11.1 "Expiration Date" shall mean the date set forth in Section 6.1, upon which all Options not exercised, whether vested or unvested, shall expire and shall thereafter be null and void and of no further force or effect.

          11.2 "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

IN WITNESS WHEREOF, the parties have executed and sealed this Agreement as of the day and year first set forth in Exhibit A attached hereto and made a part hereof.

CHESTATEE BANCSHARES, INC.


By: /s/Russell M. Wallace
    ------------------------------

Title: Chairman
       ------------------------------
                                                       [CORPORATE SEAL]
Attest:
        ------------------------------

Title:
        ------------------------------


EMPLOYEE



Name: /s/J. Philip Hester, Sr.
      ---------------------------------

Address:
         ------------------------------

         ------------------------------

         ------------------------------

                                   EXHIBIT "A"
                                   -----------

                           CHESTATEE BANCSHARES, INC.
                         EMPLOYEE STOCK OPTION AGREEMENT
                               NOTICE OF EXERCISE
                                       AND
                           AGREEMENT CONCERNING SHARES

         Subject to acceptance hereof in writing by Chestatee Bancshares, Inc. (the "Company"), I hereby give at least ten (10) days but not more than thirty
(30) days prior notice of my election to exercise options granted to me to purchase that number of shares of common stock of the Company (the "Stock") indicated below pursuant to the Employee Stock Option Agreement dated as of the Grant Date. In consideration of the issuance to me of the Stock of the Company, and other good and valuable consideration, the receipt and sufficiency of which I acknowledge and accept, I hereby agree as follows:

     1. Exercise of the Shares.
        ----------------------

     o This agreement applies to the shares of common stock of the Company set forth opposite my signature below and to any additional shares of stock of the Company (of any class) that I, or my successors in interest, may subsequently acquire.

     o The exercise of the Option shall take place as of __________, 20___ (the "Exercise Date").

     o On or before the Exercise Date, I will pay the applicable purchase price as follows by delivery of cash or a certified check payable to the order of "Chestatee Bancshares, Inc." for $___________ for the full purchase price of the Shares to be exercised. I understand that I must also pay the required federal, state and local tax withholding obligations, if any, on the exercise of the Option on or before the Exercise Date.

     2. Securities Law Matters. If the Common Stock being acquired is not registered for issuance to and resale by the Employee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "Securities Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     o    I am a resident of Georgia and no other State.

     o I am acquiring the shares for my own account to hold for investment, with no present intention of dividing my participation with others or reselling or participating, directly or indirectly, in a distribution of the shares, and I will not sell, transfer or otherwise sell the shares in violation of applicable state or federal securities laws.

     o The Company has made available to me, prior to the date hereof, the opportunity to ask questions of an receive answers concerning the Company, and to obtain any additional information relating to the Company and the shares that I have deemed necessary and appropriate to enable me to evaluate the financial and other risks inherent in purchasing the shares, to the extent that the Company possesses or that the Company could acquire such information without unreasonable effort or expense; I acknowledge and understand, however, that I may be required to execute a confidentiality agreement (in form satisfactory to the Company and its counsel) prior to receiving such information. All such materials and information that I have requested have been made available to me and have been examined by me to my satisfaction.

     o I have been represented by such financial, legal, and other professional advisors (each of whom has been selected by me), if any, as I have found necessary to consult concerning the shares and this agreement. I and such advisors (if any) have sufficient knowledge and experience in business and financial matters to evaluate the Company and the shares and the merits and risks of this investment in the Company and to protect my own interests in connection with this agreement, without need for the additional information that would be required to be included in registration statements under federal or state securities laws. I am capable of bearing the economic risk of this investment, and my circumstances are such that my financial condition, well being and lifestyle would not be materially adversely affected if I were to suffer a partial or total loss of my investment in the Company.

I understand that the shares have not been registered under state or federal securities laws, in reliance on the exemptions authorized by Sections 10-5-9(9) and 10-5-9(13) of the Georgia Securities Act of 1973, as amended, Section 4(2) of the federal Securities Act of 1933, as amended, and exemptive provisions of any other applicable federal or state securities laws. I understand and agree that stop-transfer instructions will be noted on the appropriate records of the Company and that there will be placed on any certificates for the shares a legend stating in substance:

     These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state. These securities have been issued or sold in reliance on the exemptions from registration contained in Sections 10-5-9(9) and 10-5-9(13) of the Georgia Securities Act of 1973, as amended, Section 4(2) of the Securities Act, and exemptive provisions of any other applicable federal or state securities laws, and may not be sold or transferred except in a transaction which is exempt under such Acts or laws or pursuant to effective registration under such Acts or laws.

     3. Restriction on Transfer. No interest in, or any part of, the shares may be sold, assigned, pledged, or otherwise transferred voluntarily, except as permitted by the Employee Stock Option Agreement or as may be approved in writing by the Company. Any attempt to transfer shares in violation of this agreement is ineffective, and the shares shall remain subject to this agreement.

     4. Legend. Upon the execution of this agreement (and in connection with the issuance to me of any additional shares), the parties hereto shall cause the certificates representing my shares to be endorsed substantially as set forth in
Section 10.5 of the Agreement.

     5. Notices. Whenever this agreement provides that notice is to be given, the notice shall be in writing and, in the case of notice to the Company, shall be deemed given when received by the Company's President, and in the case of notice to me or to another shareholder, shall be deemed given when received or, if mailed by U.S. mail, postage prepaid, addressed to the person at the person's address then appearing on the Company's records, on the third calendar day after the date the notice is deposited in the mail.

     6. Public Trading of Stock. The provisions of Sections 2, 3, and 4 hereof shall be applicable only for so long as the Company's shares of common stock are not traded on a national or regional stock exchange.

     7. Miscellaneous. This agreement shall be governed by and construed in accordance with the laws of the State of Georgia. This agreement constitutes the entire agreement between the parties hereto with respect to the issuance of the Shares pursuant to the Employee Stock Option Agreement and supersedes any and all prior agreements and understandings (between me and any of the Company and its other shareholders) with respect to the subject matter hereof. This agreement may be modified only by a written instrument signed by all parties. In connection with any sale or surrender of shares to the Company or another purchaser pursuant to this agreement, I shall endorse and deliver the certificates for the shares, and both the Company (by signing below) and I agree to execute such other documents as may reasonably be required to carry out this agreement. When used herein, if required by the context, the masculine, feminine, or neuter gender shall include the other two genders, and the singular shall include the plural and vice versa. The section headings and any other captions set forth herein are for convenience of reference only and shall not be used in interpreting this agreement. If any action at law or in equity is necessary to enforce the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursement in addition to any other relief to which such party may be entitled. This agreement may be executed in any number of counterpart, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

         Executed effective as of ______________, _____.

Employee



Name:   :
         --------------------------------

Address:
         --------------------------------




Chestatee Bancshares, Inc.


By:
         --------------------------------

Title:
         --------------------------------
         [CORPORATE SEAL]